                                                             EXHIBIT 10.4

                                  AMENDMENT NO. 3 TO
                               ASSET PURCHASE AGREEMENT


     THIS AMENDMENT (the "Amendment") is entered into this 30th day of March, 1998 by and among Zenith Insurance Company, a California corporation (the "Purchaser"), and RISCORP, Inc., a Florida corporation ("RISCORP"), RISCORP Management Services, Inc., a Florida corporation ("RMS"), 1390 Main Street Services, Inc., a Florida Corporation ("1390 Main Street"), RISCORP of Illinois, Inc., an Illinois corporation ("RI"), Independent Association Administrators Incorporated, an Alabama corporation ("IAA"), RISCORP Insurance Services, Inc., a Florida corporation ("RIS"), RISCORP Managed Care Services, Inc., a Florida corporation ("RMCS"), CompSource, Inc., a North Carolina corporation ("CompSource"), RISCORP Real Estate Holdings, Inc., a Florida corporation ("RRE"), RISCORP Acquisition, Inc., a Florida corporation ("RA"), RISCORP West, Inc., an Oklahoma corporation ("RW"), RISCORP of Florida, Inc., a Florida corporation ("RF"), RISCORP Insurance Company, a Florida corporation ("RIC"), RISCORP Property & Casualty Insurance Company, a Florida corporation (RP&C"), RISCORP National Insurance Company, a Missouri corporation ("RNIC"), RISCORP Services, Inc., a Florida corporation ("RS"), RISCORP Staffing Solutions Holding Company, a Florida corporation ("RSS Holding"), RISCORP Staffing Solutions, Inc. I, a Florida corporation ("RSSI") and RISCORP Staffing Solutions, Inc. II, a Florida corporation ("RSSII"). RISCORP, RMS, 1390 Main Street, RI, IAA, RIS, RMCS, CompSource, RRE, RA, RW, RF, RIC, RP&C, RNIC, RS, RSS Holding, RSSI and RSSII are referred to herein collectively as the "Sellers."

                                     WITNESSETH:

     WHEREAS, the Purchaser and the Sellers, other than 1390 Main Street, are parties to an Asset Purchase Agreement dated as of June 17, 1997, as amended (the "Agreement"), which contemplates the acquisition of certain assets and the assumption of certain liabilities of the Sellers by the Purchaser; and

     WHEREAS, the Purchaser and Sellers desire to amend the Agreement as hereinafter set forth, including without limitation, by the addition of 1390 Main Street as a party thereto and signatory thereof.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The preamble of the Agreement is amended by substituting the name "RISCORP Staffing Solutions Holding Company" for the name "RISCORP Staffing Solutions Holdings, Inc." in the nineteenth line thereof.

     2.   Section 1.01 of the Agreement is amended as follows:

          (a) by substituting the term "Schedule 1.01(a)" for the term "Schedule 1.10(a)" in the fourth line of the definition of "ASSIGNED AND ASSUMED CONTRACTS";

          (b) by substituting the term "Exhibit C" for the term "Exhibit D" in the second line of the definition of "ASSUMPTION AGREEMENT";

          (c) by substituting the term "Exhibit B" for the term "Exhibit C" in the third line of the definition of the term "BILL OF SALE AND GENERAL ASSIGNMENT";

          (d) by amending subsection (d) of the definition of "OTHER ASSUMED LIABILITIES" in its entirety to read as follows:

               "(d) any contingent liability (other than Insurance Liabilities)", whether known or unknown, on the date hereof and any contingent liability (other than Insurance Liabilities), whether known or unknown, to the extent such contingent liabilities not accrued or reserved for on the Final Balance Sheet";

          (e) by amending the definition of "REINSURANCE AGREEMENT" by adding the words "Assumption and Indemnity" after the word "the" in the first line thereof;

     3. Section 2.04(a) of the Agreement shall be amended by deleting the words "(ii) the Insurance Administration Agreement" therefrom and renumbering each item in Section 2.04(a) thereafter.

     4. Section 2.04(b) of the Agreement is amended by (a) deleting the apostrophe after the word "Sellers" in the second line thereof and (b) deleting the words "(ii) the Insurance Administration Agreement" and renumbering each item in Section 2.04(b) thereafter.

     5. Section 2.05 of the Agreement is amended by deleting the comma and adding the word "or" after the word "Contracts" in the twenty-first line thereof.

     6. Section 3.08 of the Agreement is amended by deleting the word "Assignable" in the third line thereof and the word "Owned" in the fourth line thereof.

     7. Section 3.09 of the Agreement is amended by substituting the term "Schedule 3.09" for the term "Schedule 3.10" in the last line thereof.

     8. Section 3.14 of the Agreement is amended in its entirety to read as follows:

          Section 3.14. DISPUTED CLAIMS. Schedule 3.14 sets forth a complete and accurate list of all claims where payment is in dispute pursuant to any Insurance Contract that were unpaid as of June 16, 1997, where the aggregate amount of such payment is not determinable and there is a specific reserve established with respect to such claim which exceeds $50,000.

     9. Section 3.15(e) of the Agreement is amended by (a) adding the word "license," after the word "to" in the fourth line thereof and (b) by substituting the term "trade secret rights" for the term "trade secrets" in the tenth line thereof.

     10. Section 3.15A(e) of the Agreement is amended by substituting the term "trade secret rights" for the term "trade secrets" in the tenth line thereof.

     11. Section 3.17(a)(xvi) of the Agreement is amended by substituting the term "Schedule 3.17" for the term "Schedule 3.1(h)."

     12. Section 3.17(a)(xvii) of the Agreement is amended by substituting the term "Schedule 3.17" for the term "Schedule 3.1(h)."

     13. Section 3.17(a)(xviii) of the Agreement is amended by substituting the term "Schedule 3.17" for the term "Schedule 3.1(h)."

     14. Section 3.17(a)(xix) of the Agreement is amended by substituting the term "Schedule 3.17" for the term "Schedule 3.1(h)."

     15. Section 3.22(h) of the Agreement is amended by adding a letter "s" to the word "Lease" in the second line thereof.

     16. Section 5.01(xii) of the Agreement shall be amended by substituting the word "compromise" for the word "comprise" in the second line thereof.

     17. Section 5.16 of the Agreement is amended by substituting the word "Purchaser" for the word "Purchase" in the sixth line thereof.

     18. Section 6.01(a) of the Agreement is amended in its entirety to read as follows:

               Section 6.01. REPRESENTATIONS AND COVENANTS. (a) The representations and warranties of the Sellers contained in Sections 3.01, 3.02, 3.03, 3.04, 3.08 and 3.21 of the
          Agreement that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date, except to the extent that any such representation and warranty is made as of a particular date, in which case such representation and warranty shall have been true and correct in all respects as of such date. The representations and warranties of the Sellers contained in Sections 3.01, 3.02, 3.03, 3.04, 3.08 and 3.21 of the
          Agreement that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, except to the extent that any such representation and warranty is made as of a particular date, in which case such representation and warranty shall have been true and correct in all material respects as of such date.

     19. Section 9.01(a)(ii) of the Agreement is amended by changing the word "or" to the word "of" after the word "breach" in the first line thereof.

     20.  Section 9.06 of the Agreement is amended by substituting the term
Section 9.01 for the term "Section 9.06" in the third line thereof.

     21. Section 11.06 of the Agreement is amended by substituting the word "Florida" for the word "New York" in the third line thereof.

     22. The parties hereto acknowledge that, by executing this Amendment, 1390 Main Street (i) shall become a party to the Agreement as of the date hereof, and
(ii) shall be bound by all the terms of the Agreement as amended hereby. In addition, 1390 Main Street shall be included in the definition of the term "Sellers" as defined on the first page of the Agreement.

     23. Exhibit A to the Agreement is to be deleted and replaced in its entirety by the Form of Assumption and Indemnity Reinsurance Agreement attached hereto as Exhibit A.

     24. Exhibit B to the Agreement is amended by substituting the word "Florida" for the word "New York" in Section 7 thereof.

     25. Exhibit C to the Agreement is amended by substituting the word "Florida" for the word "New York" in Section 9 thereof.

     26. Exhibit D to the Agreement is amended by substituting the word "Florida" for the word "New York" in Section 8 thereof.

     27. Exhibit E to the Agreement is amended by substituting the word "Florida" for the word "New York" in Section 5(e) thereof.

     28. Section 1.01(a) of the Disclosure Schedules to the Agreement is amended in its entirety to read as set forth in Exhibit B attached hereto and made a part hereof.

     29. Section 1.01(c) of the Disclosure Schedule to the Agreement is amended in its entirety to read as set forth in Exhibit C attached hereto and made a part hereof.

     30. All other terms and conditions of the Agreement are hereby ratified and confirmed by the parties hereto and shall remain in full force and effect.

     31. All capitalized terms uses herein and not otherwise defined herein shall have the respective meanings provided such terms in the Agreement.

     32. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws.

     33. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the day and year set forth above.


                              ZENITH INSURANCE COMPANY

                              By:  /s/ JOHN J. TICKNER
                                   -------------------------
                                   John J. Tickner
                                   Senior Vice President


                              RISCORP, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP MANAGEMENT SERVICES, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              1390 MAIN STREET SERVICES, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP OF ILLINOIS, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              INDEPENDENT ASSOCIATION
                               ADMINISTRATORS INCORPORATED

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President

                              RISCORP INSURANCE SERVICES, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP MANAGED CARE SERVICES, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              COMPSOURCE, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP REAL ESTATE HOLDINGS, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP ACQUISITION, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP WEST, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President

                              RISCORP OF FLORIDA, INC.

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP INSURANCE COMPANY

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP PROPERTY & CASUALTY
                                INSURANCE COMPANY

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP NATIONAL INSURANCE COMPANY

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President

                              RISCORP SERVICES, INC.


                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP STAFFING SOLUTIONS
                                HOLDING COMPANY

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President

                              RISCORP STAFFING SOLUTIONS, INC. I

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President


                              RISCORP STAFFING SOLUTIONS, INC. II

                              By:  /s/ FREDERICK M. DAWSON
                                   -------------------------
                                   Frederick M. Dawson
                                   President

                                Exhibits not included.